                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                 FORM 8-K

                               CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported): March 18, 1999

                  NEWCOURT RECEIVABLES CORPORATION II
           (Exact name of registrant as specified in its charter)



        Delaware                        333-36059              35-2010710
(State or other jurisdiction     (Commission File Number)    (IRS Employer
    of incorporation)                                      Identification No.)



     2700 Bank One Tower
     111 Monument Circle
     Indianapolis, Indiana                                     46204
     (Address of principal executive offices)               (Zip Code)

                                (317) 229-3406
               (Registrant's telephone number, including area code)


                               Not Applicable
           (Former name or former address, if changed since last report.)


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ITEM 5. OTHER EVENTS

        The registrant is filing final forms of the exhibit listed in Item 7(c).

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

 (a)    Financial Statements:  None

 (b)    Pro Forma Financial Information: None

 (c)    Exhibits:



     EXHIBIT NO.                      DOCUMENT
     -----------                      ---------
       20                   Monthly Servicer Certificate


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                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           NEWCOURT RECEIVABLES CORPORATION II



                           By:  /s/ Daniel A. Jauernig
                              ------------------------------------
                                    Daniel A. Jauernig
                                    Vice President and
                                  Chief Financial Officer


March 18, 1999

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                                 EXHIBIT INDEX


     EXHIBIT NO.                      DOCUMENT
     -----------                      ---------
       20                   Monthly Servicer Certificate
